EXHIBIT 21.1

                                                                Jurisdiction of
Subsidiary                                                      Incorporation
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BIG CEDAR JV INTERIORS, LLC                                     Delaware
BLUEGREEN ASSET MANAGEMENT CORPORATION                          Delaware
BLUEGREEN BAHAMAS LTD.                                          Bahamas
BLUEGREEN/BIG CEDAR VACATIONS, LLC.                             Delaware
BLUEGREEN CAROLINA LANDS, LLC.                                  Delaware
BLUEGREEN COMMUNITIES OF GEORGIA, LLC                           Georgia
BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.                   Georgia
BLUEGREEN CORPORATION                                           Massachusetts
BLUEGREEN CORPORATION OF CANADA                                 Delaware
BLUEGREEN CORPORATION OF TENNESSEE                              Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                            Delaware
BLUEGREEN GOLF CLUBS, INC.                                      Delaware
BLUEGREEN GUARANTY CORPORATION                                  Florida
BLUEGREEN HOLDING CORPORATION (TEXAS)                           Delaware
BLUEGREEN INTERIORS, LLC.                                       Delaware
BLUEGREEN LAND AND REALTY, INC.                                 Colorado
BLUEGREEN PROPERTIES N.V.                                       Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                          Delaware
BLUEGREEN PURCHASING & DESIGN, INC.                             Florida
BLUEGREEN RECEIVABLES FINANCE CORPORATION III                   Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION V                     Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VI                    Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VII                   Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VIII                  Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION IX                    Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                           Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                              Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                  Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                   Delaware
BLUEGREEN VACATIONS UNLIMITED, INC.                             Florida
BLUEGREEN WEST CORPORATION                                      Delaware
BRICKSHIRE REALTY, INC.                                         Virginia
BRFC III DEED CORPORATION                                       Delaware
BXG REALTY, INC.                                                Delaware
BXG REALTY TENN, INC.                                           Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                               North Carolina
CATAWBA FALLS, LLC                                              North Carolina
ENCORE REWARDS, INC.                                            Delaware
GREAT VACATION DESTINATIONS, INC. (F/K/A LEISURE PLAN, INC.)    Florida
JORDAN LAKE PRESERVE CORPORATION                                North Carolina
LAKE RIDGE REALTY, INC.                                         Texas
LEISURE CAPITAL CORP.                                           Vermont
LEISURE COMMUNICATION NETWORK, INC.                             Delaware
LEISUREPATH, INC.                                               Florida
MANAGED ASSETS CORPORATION                                      Delaware
MOUNTAIN LAKES REALTY, INC.                                     Texas
MYSTIC SHORES REALTY, INC. (F/K/A SOUTH TEXAS REALTY, INC.)     Texas
NEW ENGLAND ADVERTISING CORP.                                   Vermont
PATTEN CORPORATION OF CANADA, INC.                              Canada
PRESERVE AT JORDAN LAKE REALTY, INC.                            North Carolina
PROPERTIES OF SOUTHWEST ONE, INC.                               Delaware
RESORT TITLE AGENCY, INC.                                       Florida
travelheads, inc.                                               Florida
VACATION TRUST, INC.                                            Florida
WINDING RIVER REALTY, INC.                                      North Carolina